Acquisition of Elpida Memory, Inc. (Elpida Company [Member])	12 Months Ended
Aug. 29, 2013
Elpida Company [Member]
Business Acquisition [Line Items]
Elpida Memory, Inc.
Acquisition of Elpida Memory, Inc.

On July 31, 2013, we completed the acquisition of Elpida Memory, Inc., a Japanese corporation, pursuant to the terms and conditions of an Agreement on Support for Reorganization Companies (as amended, the "Sponsor Agreement") that we entered into on July 2, 2012, with the trustees of Elpida and one of its subsidiaries, Akita Elpida Memory, Inc., a Japanese corporation ("Akita" and, together with Elpida, the "Elpida Companies") pursuant to and in connection with the Elpida Companies' corporate reorganization proceedings under the Corporate Reorganization Act of Japan. We paid $615 million for the acquisition of Elpida, of which substantially all was deposited into accounts that are legally restricted for payment to the secured and unsecured creditors of the Elpida Companies in October 2013. As of August 29, 2013, the amount held in the restricted accounts was presented as restricted cash. Of the $615 million paid at closing, $18 million was applied from amounts we had deposited into an escrow account in July 2012 as a condition to the execution of the Sponsor Agreement.

On July 31, 2013, we also completed the acquisition of an additional 24% ownership interest in Rexchip Electronics Corporation ("Rexchip"), a Taiwanese corporation and manufacturing joint venture formed by Elpida and Powerchip Technology Corporation ("Powerchip") from Powerchip and certain of its affiliates (the "Powerchip Group") pursuant to a share purchase agreement. We paid $334 million in cash for the shares. Elpida owns, directly and indirectly through a subsidiary, approximately 65% of Rexchip's outstanding common stock. Therefore, as a result of the consummation of our acquisition of Elpida and the Rexchip shares from the Powerchip Group, we own approximately 89% ownership interest in Rexchip.

Elpida's assets include, among others: a 300mm DRAM wafer fabrication facility located in Hiroshima, Japan; its approximate 65% ownership interest in Rexchip, whose assets include a 300mm DRAM wafer fabrication facility located in Taichung City, Taiwan; and a 100% ownership interest in Akita, whose assets include an assembly and test facility located in Akita, Japan. Elpida's semiconductor memory products include mobile DRAM targeted toward mobile phones and tablets. We believe that combining the complementary product portfolios of Micron and Elpida strengthens our position in the memory market and enables us to provide customers with a wider portfolio of high-quality memory solutions. We also believe that our acquisition of Elpida strengthens our market position in the memory industry through increased research and development and manufacturing scale, improved access to core memory market segments, and additional wafer capacity to balance among our DRAM, NAND Flash and NOR Flash memory solutions.

The Elpida Acquisition and Rexchip share purchase are treated as a single business combination because (1) the two transactions were entered into and closed contemporaneously and (2) the Rexchip share purchase was negotiated in contemplation of the Elpida acquisition and its completion was contingent on the closing of the Elpida acquisition.

We estimated the provisional fair value of the assets and liabilities of Elpida and it's subsidiaries (the "Elpida Group") as of the July 31, 2013 acquisition date using an in-use model, which reflects its value through its use in combination with other assets as a group. These provisional amounts could change as additional information becomes available.

The consideration and provisional valuation of assets acquired and liabilities assumed are as follows:

Assets acquired and liabilities assumed:
Cash and equivalents	$999
Receivables	697
Inventories	962
Restricted cash	557
Other current assets	142
Property, plant and equipment	935
Equity method investment	40
Intangible assets	10
Deferred tax assets	811
Other noncurrent assets	66

Accounts payable and accrued expenses	(387)
Equipment purchase contracts	(22)
Current portion of long-term debt	(673)
Long-term debt	(1,461)
Other noncurrent liabilities	(75)

Total net assets acquired	2,601

Noncontrolling interests in Elpida:	168

Consideration	949

Gain on acquisition	$1,484

Because the fair value of the net assets acquired less noncontrolling interests exceeded the purchase price, we recognized a gain on the acquisition of $1,484 million.  The yen-denominated purchase price was fixed on July 2, 2012 when we entered into the Sponsor Agreement. We believe the fair value exceeded the purchase price because of increases in working capital from improvements in market conditions in the DRAM industry between July 2, 2012 and July 31, 2013, when we completed the acquisition. These conditions resulted in significant increases in U.S. dollar equivalent net assets of Elpida.

The fair value of the noncontrolling interest in the table above primarily relates to Rexchip and was derived based on the purchase price we paid the Powerchip Group for their 24% ownership interest.

Our results of operations for 2013 include $355 million of net sales and $46 million of operating income (losses) from the Elpida operations after the July 31, 2013 acquisition date. Included in the selling, general and administrative expenses in the results of operations for 2013 are transaction costs of $50 million incurred in connection with this acquisition.

As a result of the Japan Proceedings, for so long as such proceedings are continuing, the Elpida Companies and their subsidiaries are subject to certain restrictions on dividends, loans and advances. The plans of reorganization of the Elpida Companies prohibit the Elpida Companies from paying dividends, including any cash dividends, to us and require that excess earnings be used in their businesses or to fund the Elpida Companies' installment payments. These prohibitions would also effectively prevent the subsidiaries of the Elpida Companies from paying cash dividends to us as any such dividends would have to be first paid to the Elpida Companies which are prohibited from repaying those amounts to us as dividends under the plans of reorganization. In addition, pursuant to an order of the Japan Court, the Elpida Companies cannot make loans or advances, other than certain ordinary course advances, to us without the consent of the Japan Court. Moreover, loans or advances by subsidiaries of the Elpida Companies may be considered outside of the ordinary course of business and subject to approval of the legal trustees and Japan Court. As a result, the assets of the Elpida Companies and their subsidiaries, while available to satisfy the Elpida Companies' installment payments and the other obligations, capital expenditures and other operating needs of the Elpida Companies and their subsidiaries, are not available for use by us in our other operations. Moreover, certain uses of the assets of the Elpida Companies, including investments in certain capital expenditures and in Rexchip, may require consent of Elpida's trustees and/or the Japan Court.

Total net assets, less noncontrolling interests, of the Elpida Companies and their subsidiaries as of August 29, 2013 were $2,460 million. As of August 29, 2013, the Elpida Companies held cash and equivalents of $1,094 million and $556 million of current restricted cash, none of which were available for cash dividends, loans or advances as a result of the above-described restrictions. The restricted cash was held in accounts that are controlled by the trustees and are legally restricted for payment of secured and unsecured creditors of the Elpida Companies pursuant to the plans of reorganization.

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial information presents the combined results of operations as if the Elpida Acquisition had occurred on September 2, 2011.  The pro forma financial information includes the accounting effects of the business combination, including adjustments to the amortization of intangible assets, depreciation of property, plant and equipment, interest expense and elimination of intercompany activities.  The historical results of operations of the Elpida Group for the eleven months ended May 31, 2013 included a gain of $1,692 million for the forgiveness of debt related to liabilities subject to compromise upon approval of the bankruptcy by the creditors of the Tokyo District Court and for the year ended June 30, 2012 included a $2,828 million loss for impairment of long-lived assets. No adjustment was made to the unaudited pro forma financial information for these items, consistent with the requirements for preparation for the pro forma financial information. The unaudited pro forma financial information below is not necessarily indicative of either future results of operations or results that might have been achieved had the Elpida Acquisition occurred on September 2, 2011.

	2013	2012
Net sales	$12,494	$11,492
Net income (loss)	3,725	(4,422)
Net income (loss) attributable to Micron	3,670	(4,454)
Earnings (loss) per share:
Basic	$3.59	$(4.49)
Diluted	3.47	(4.49)

The unaudited pro forma financial information for 2013 includes our results for the year ended August 29, 2013, which includes one month of results from the Elpida Group following the closing of the Elpida Acquisition, and the results of the Elpida Group, including the adjustments described above, for the eleven months ended May 31, 2013. The pro forma information for 2012 includes our results for the year ended August 30, 2012 and the results of the Elpida Group, including the adjustments described above, for the year ended June 30, 2012.